NAVIGATOR EQUITY HEDGED FUND

Class A	Ticker: NAVAX
Class C	Ticker: NAVCX
Class I	Ticker: NAVIX

(a series of Northern Lights Fund Trust)

Supplement dated June 14, 2021 to the Prospectus dated February 28, 2021

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Please be advised that the sections entitled “Principal Investment Strategies” on page 8 and page 23 of the Fund’s prospectus are hereby deleted in their entirety and restated as follows:

Principal Investment Strategies:

The Fund’s Adviser seeks to achieve the Fund’s investment objective by allocating assets across various sectors of the global equity markets by investing primarily in:

• exchange-traded funds that each invest primarily equity securities

• put options on the Standard & Poor’s 500 Index for hedging purposes; and

• volatility-linked exchange-traded funds, volatility-linked exchange-traded notes, and put and call options on volatility linked exchange traded funds and notes for hedging purposes.

The Fund defines equity securities to include both (i) exchange-traded funds (“ETFs”) that invest primarily in common stocks and (ii) options on the Standard & Poor’s 500 Index.

The Fund invests without restriction as to capitalization, country (including emerging markets) or trading currency of the individual equity securities held by the ETFs. However, the Fund is subject to sector limits described below. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, as defined above.

Global Asset Allocation Process

The Adviser determines global equity sector allocations using its proprietary quantitative relative strength research process. The Adviser’s research process seeks an optimal asset allocation targeting equity ETF exposure in three areas: (i) U.S. equity markets by issuer capitalization and investment style; (ii) U.S. equity markets by industry sectors and sub-sectors; and (iii) foreign equity markets by region and country. The Adviser has defined minimum and maximum allocation parameters in each area to seek to prevent the process from steering portfolio construction into an over-concentrated position.

The Adviser’s proprietary research process is applied to rank investments within each of the three targeted market segments. The issuer capitalization and investment style segment groups issuers by their relative market capitalization (e.g. small, mid or large) and by their investment style (e.g. growth or value). Generally, growth refers to issuers with above-average profit or revenue growth, while value refers to issuers with above-average valuation as measured by price to earnings ratio. The sector and sub-sector segment ranks investments in various subsets of the market that share similar characteristics. Securities in the top two relative strength quartiles are investment candidates subject to further research.

A representative ETF is selected for inclusion in the portfolio after it is reviewed for sufficient trading liquidity and its fit within overall portfolio diversification needs. By selecting ETFs using this process, the

Adviser expects that the Fund will typically hold between 5 and 15 positions. The Adviser may engage in frequent buying and selling of securities to achieve the Fund’s investment objective.

Hedging Process

The Adviser applies a hedging strategy to protect the portfolio against significant market declines. The Adviser uses a protective put hedging strategy and/or volatility-linked ETFs and/or volatility-linked exchange traded notes (“ETNs”) to hedge the Fund’s equity exposure. In the case of protective puts, the Fund pays a price (referred to as a premium) to purchase a put option that gives the Fund the right to sell a security at a set (strike) price even though the market price may be lower. The protective put strategy is executed using exchange-traded S&P 500 Index put options to hedge the portfolio and to reduce volatility. The protective put strategy seeks to limit downside loss. Generally, S&P 500 put options have an inverse relationship to the S&P 500 Index. In the case of volatility-related hedging, the Fund purchases ETFs and/or ETNs that invest in instruments linked to equity market volatility or the Chicago Board Options Exchange (“CBOE”) Volatility Index (“VIX”) futures. Generally, volatility has an inverse relationship to the S&P 500 Index. The Fund invests in volatility-linked instruments to benefit from the expected negative correlation between volatility and equity market returns. Additionally, the Fund may also use various options strategies that involve a combination of buying and/or selling call options on ETFs and/or volatility-linked exchange traded notes (“ETNs”) to hedge the Fund against volatility and reduce the cost of the hedging strategy. The Fund’s decision regarding whether to utilize specific strategies will depend upon an evaluation of the available options, swaps, futures, Underlying Funds, ETFs, ETNs or structured notes or other securities, and market conditions, which will dictate to what extent the Fund focuses on its hedging strategies.

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Additionally, the “Put Option Risk” in the sections entitled “Principal Investment Risks” on pages 10 and 30 of the Fund’s prospectus are hereby deleted in their entirety and restated as follows:

Option Risk: By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated February 28, 2021, and Statement of Additional Information (“SAI”), dated February 28, 2021. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.